THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

Lincoln Life Variable Annuity Account W

Supplement dated January 23, 2024 to the Prospectus

This Supplement outlines a change to the investment options under your individual annuity contract. All other provisions outlined in your prospectus, as supplemented, remain unchanged.

The Board of Trustees of Allspring Variable Trust has approved the liquidation of the Allspring VT International Equity Fund, effective April 30, 2024. As a result this fund will no longer be available as an investment option effective at the close of business on April 26, 2024. If you have invested in the fund, you must transfer all money out of the fund and into another Subaccount within your Contract. This transfer may be made any time prior to the close of business on April 30, 2024.

If you do not make this transfer prior to the liquidation, your money will be automatically transferred to the LVIP Government Money Market Fund subaccount on April 30, 2024. Once this transfer occurs, any future allocations of Purchase Payments and/or Contract Value (or Account Value under i4LIFE® Advantage) that you previously designated to the Portfolio will be allocated to the LVIP Government Money Market Fund subaccount. This investment will become your allocation instructions until you tell us otherwise. For complete details regarding this fund liquidation, please refer to the fund’s prospectus.

Please retain this Supplement for future reference.